 TERM TRUST 2002          Two World Trade Center, New York, New York 10048
LETTER TO THE SHAREHOLDERS March 31, 2000


DEAR SHAREHOLDER:

For the 6-month period ended March 31, 2000, the net asset value of TCW/DW Term Trust 2002 decreased from $9.92 to $9.70 per share. Based on this change and the reinvestment of dividends totaling approximately $0.32 per share, the Trust's total return for the period was 1.16 percent. Over the same period, the Trust's market price on the New York Stock Exchange (NYSE) decreased from $9.375 to $8.875 per share. Based on this change and the reinvestment of dividends, the Trust's total return for the period was -2.06 percent.


MARKET OVERVIEW

Strong cross-currents buffeted the fixed-income markets over the six-month period. A Treasury buyback plan provided strong support for the long bond, which eventually trickled down to the intermediate-term issues. Against this backdrop, the U.S. economy remained incredibly resilient in spite of soaring energy costs and higher interest rates, a matter of great concern to the fixed-income markets. Even though the Federal Reserve Board raised interest rates five times since last June, the economy has shown few signs of slowing. Capital spending, construction activity and consumer spending remain high, and the manufacturing sector is growing out of strong demand for U.S. goods. The equity market has exhibited extreme volatility in response to both strong economic growth and higher interest rates. Many analysts believe that the Fed may take a more aggressive stance, a belief supported by the minutes of the Federal Open Market Committee's February meeting, which revealed the preference of a few committee members for incremental rate increases of 50 basis points rather than 25. Some analysts are already predicting additional rate hikes by the end of this year, with at least a quarter-point rise in May considered a near certainty. The end result of all these factors has been a compromise of sorts, with U.S. Treasuries rallying impressively while yields on mortgages, corporates and high-yield bonds remain unchanged or higher.

TCW/DW TERM TRUST 2002
LETTER TO THE SHAREHOLDERS March 31, 2000, continued

Mortgage-sector performance was led by the Government National Mortgage Association (GNMA) subsector. Much of the return advantage of the GNMA sector during this period was attributed to its superior credit quality, an issue that came to the forefront of the market's focus as the result of concerns about changes in the federal regulations of agency debt. Treasury Under Secretary Gary Gensler's comments concerning the expanding role of government-sponsored enterprises (GSEs) in the capital markets caused the price spreads between GNMA and FNMA 6.0% pass-throughs to expand by approximately three quarters of a point.


THE PORTFOLIO

Approximately 74 percent of the Trust's portfolio is invested in mortgage pass-through securities issued by agencies of the U.S. government or AAA-rated collateralized mortgage obligations (CMOs) with durations, average lives or expected maturity dates that correspond closely to the termination date of the Trust. An additional 13 percent is invested in inverse floating rate CMOs issued by U.S. government agencies. Inverse floaters have coupons that reset by a multiple in a direction opposite that of a specified index. Approximately 13 percent is invested in AAA-rated municipal bonds and short-term investments. The municipal bond holdings play an important role as the Trust seeks to achieve its objective of returning the original $10 per share offering price to shareholders at maturity. As of March 31, 2000, the Trust's degree of leverage (the ratio of debt to assets) was 28.5 percent of its total portfolio assets.


LOOKING AHEAD

According to TCW Investment Management Company (TCW), the Trust's adviser, the four basic determinants of value in mortgage-backed securities (MBSs), namely absolute yield, spread versus Treasuries, prepayment risk and supply, have recently converged to make mortgages substantially more attractive now than they have been at any other time in the past decade. The yields and spreads of MBSs are at historic highs, with current-coupon mortgages yielding close to
8.00 percent and priced at almost 200 basis points over Treasuries. TCW believes that the supply outlook for the MBS sector is currently very positive. The issuance of new 30-year fixed-rate agency pass-throughs is down more than 45 percent because mortgage rates have climbed to a five-year high. Home borrowers have gravitated toward adjustable rate mortgages (ARMs) to the degree that 35 percent of total origination now consists of ARMs.

Not surprisingly, many dealers are now recommending that investors take advantage of the market's current weakness by adding to their mortgage positions, and TCW supports this recommendation. Nonetheless, the market's heightened sensitivity to Treasury supply is unlikely to be alleviated any time

TCW/DW TERM TRUST 2002
LETTER TO THE SHAREHOLDERS March 31, 2000, continued

soon. Treasury revenue is expected to surge over the next several months because of tax receipts, which may cause the pace of Treasury buybacks to accelerate. The lack of Treasury bond issuance, combined with the buyback program, is likely to maintain pressure on the yield curve to stay inverted. These factors will keep mortgage spreads vulnerable to further widening. Nonetheless, TCW's current outlook on the mortgage sector is positive.

The Trust's net asset value and NYSE market values will continue to fluctuate in response to changes in market conditions and interest rates. As stated in the Trust's original prospectus, the Trust's income and dividends are expected to decline to some extent over the term of the Trust and as the Trust approaches its termination date.

We would like to remind you that the Trustees have approved a procedure whereby the Trust may attempt, when appropriate, to reduce or eliminate a market value discount from net asset value by repurchasing shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the period under review, the Trust purchased 543,800 shares of common stock at a weighted average market discount of 5.46 percent.

We appreciate your ongoing support of TCW/DW Term Trust 2002 and look forward to continuing to serve your investment needs.

Very truly yours,



/s/ CHARLES A. FIUMEFREDDO                  /s/ MITCHELL M. MERIN
--------------------------                  ---------------------
CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
Chairman of the Board                       President

TCW/DW TERM TRUST 2002
RESULTS OF ANNUAL MEETING (unaudited)

                                     * * *

On December 21, 1999, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:


(1)  Election of Trustees:
     Michael Bozic
     For ................... 30,869,448
     Withheld ..............    685,125

     Charles A. Fiumefreddo
     For ................... 30,809,819
     Withheld ..............    744,754

The following Trustees were not standing for reelection at this meeting: Edwin
J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder.

(2)  Ratification of the selection of PricewaterhouseCoopers LLP as Independent
     Accountants:

     For .............. 30,530,301
     Against .......... 397,339
     Abstain .......... 626,933

In addition, a shareholder proposal to amend the Trust's Declaration of Trust to require each Trustee, within thirty days of election, to become a shareholder of the Trust failed to obtain the necessary quorum of a majority of shares outstanding and entitled to vote at the meeting. Although a quorum was not obtained, the following represents the total of the shares whose votes were returned to the Trust prior to the meeting: 4,372,356 voted in favor of the proposal; 12,348,108 shares voted against the proposal; and 1,398,755 shares abstained.

TCW/DW TERM TRUST 2002
PORTFOLIO OF INVESTMENTS March 31, 2000 (unaudited)


 PRINCIPAL
 AMOUNT IN                                                                                COUPON       MATURITY
 THOUSANDS                                                                                 RATE          DATE         VALUE
-------------------------------------------------------------------------------------------------------------------------------
             COLLATERALIZED MORTGAGE OBLIGATIONS (120.0%)
             U.S. GOVERNMENT AGENCIES (80.5%)
  $   639    Federal Home Loan Mortgage Corp. 1389 SB ..............................   8.466+%        10/15/07    $    581,699
   30,000    Federal Home Loan Mortgage Corp. 1465 G (PAC)++ .......................   7.00           12/15/07      29,723,055
   15,600    Federal Home Loan Mortgage Corp. 1481 H (PAC)++ .......................   6.875          08/15/21      15,336,777
    1,504    Federal Home Loan Mortgage Corp. 1519 J ...............................   8.353+         05/15/08       1,491,335
   16,147    Federal Home Loan Mortgage Corp. 1542 HA (PAC) ........................   6.00           10/15/20      15,899,342
   16,447    Federal Home Loan Mortgage Corp. 1606 SC ..............................   7.397+         11/15/08      14,817,456
    3,528    Federal Home Loan Mortgage Corp. 1609 LG (PAC) ........................   4.197+         11/15/23       2,655,114
    6,971    Federal Home Loan Mortgage Corp. 1611 QB (PAC) ........................   8.093+         11/15/23       6,888,623
   18,300    Federal Home Loan Mortgage Corp. 1633 B++ .............................   6.50           09/15/23      17,403,305
   18,500    Federal Home Loan Mortgage Corp. 1638 K (PAC)++ .......................   6.50           03/15/23      17,678,676
   10,000    Federal Home Loan Mortgage Corp. 2085 PA (PAC) ........................   6.00           07/15/17       9,790,916
   60,786    Federal Home Loan Mortgage Corp. 2143 CH (PAC)++ ......................   6.00           02/15/19      59,277,430
       37    Federal National Mortgage Assoc. 1992-138 O ...........................   7.50           07/25/22          36,902
    3,813    Federal National Mortgage Assoc. 1992-150 SV (PAC) ....................  11.477+         05/25/21       3,783,924
    7,260    Federal National Mortgage Assoc. 1992-208 C (TAC)++ ...................   7.50           10/25/07       7,266,927
    8,333    Federal National Mortgage Assoc. 1993-139 SP (PAC) ....................   5.646+         12/25/21       6,788,920
    1,592    Federal National Mortgage Assoc. 1993-141 A ...........................   7.00           12/25/22       1,527,518
    9,843    Federal National Mortgage Assoc. 1993-179 SV ..........................   1.418+         10/25/21       6,955,965
   18,193    Federal National Mortgage Assoc. 1993-190 S ...........................   5.321+         10/25/08      15,702,390
    2,029    Federal National Mortgage Assoc. 1993-190 SB (PAC) ....................   4.035+         10/25/08       1,963,910
    5,814    Federal National Mortgage Assoc. 1993-238 SA ..........................   7.225+         07/25/08       5,061,785
   45,000    Federal National Mortgage Assoc. 98-47 PB (PAC) .......................   6.00           12/18/18      44,093,898
   19,750    Federal National Mortgage Assoc. 98-52 PB (PAC)++ .....................   6.00           08/25/17      19,306,492
                                                                                                                  ------------
             TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $319,654,309) ..................................      304,032,359
                                                                                                                  ------------
             PRIVATE ISSUES (39.5%)
    9,022    Bear Sterns Mortgage Securities, Inc. 1993-10 A7 (PAC) ................   7.20           07/25/24       8,728,287
   11,783    Citicorp Mortgage Securities, Inc. 1992-20 A5 .........................   7.50           12/25/07      11,679,593
   19,574    CMC Securities Corp. III 1994-C A9 (PAC) ..............................   6.75           03/25/24      18,552,071
   11,232    CountryWide Funding Corp. 1994-4 A12 ..................................   6.95           04/25/24      10,465,911
   21,117    CountryWide Mortgage-Backed Securities, Inc. 1993-B A6 (PAC) ..........   6.75           11/25/23      19,122,506
   35,293    General Electric Capital Mortgage Services, Inc. 1994-6 A9 ............   6.50           09/25/22      32,963,395
   13,170    Prudential Home Mortgage Securities 1993-2 A7 .........................   7.00           02/25/08      12,567,259
   20,000    Prudential Home Mortgage Securities 1993-60 A3 (PAC) ..................   6.75           12/25/23      18,998,782
   16,836    Residential Funding Mortgage Securities I 1993-S40 A8 (TAC) ...........   6.75           11/25/23      15,950,588
                                                                                                                  ------------
             TOTAL PRIVATE ISSUES (Identified Cost $155,853,087) ............................................      149,028,392
                                                                                                                  ------------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
             (Identified Cost $475,507,396) .................................................................      453,060,751
                                                                                                                  ------------
             U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITY (0.5%)
    2,198    Government National Mortgage Assoc. II ARM++
               (Identified Cost $2,226,678) ........................................   6.375          06/20/25       2,206,320
                                                                                                                  ------------

                        See Notes to Financial Statements

TCW/DW TERM TRUST 2002
PORTFOLIO OF INVESTMENTS March 31, 2000 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                              COUPON       MATURITY
 THOUSANDS                                                                               RATE          DATE           VALUE
-------------------------------------------------------------------------------------------------------------------------------
             TAX-EXEMPT MUNICIPAL BONDS (18.3%)
             General Obligation (3.9%)
   17,500    North Slope Boro, Alaska, Ser A (MBIA) ................................  0.00%          06/30/03    $   14,853,125
                                                                                                                 --------------
             Industrial Development Revenue (5.7%)
             Metropolitan Pier & Exposition Authority, Illinois,
    6,610     McCormick Place (AMBAC) ..............................................  0.00           06/15/02         5,929,104
    7,400     McCormick Place (AMBAC) ..............................................  0.00           12/15/02         6,476,184
   10,465    Pennsylvania Convention Center Authority, Ser A (FGIC) (ETM) ..........  0.00           09/01/02         9,298,676
                                                                                                                 --------------
                                                                                                                     21,703,964
                                                                                                                 --------------
             Other Revenue (2.4%)
   10,400    Texas, 1992 Refg Ser C (FGIC) .........................................  0.00           04/01/03         8,960,016
                                                                                                                 --------------
             Tax Allocation Revenue (3.6%)
   33,140    Johnson County, Kansas, (AMBAC) .......................................  0.00           06/01/12        13,536,364
                                                                                                                 --------------
             Transportation Facilities Revenue (2.7%)
   12,000    Contra Costa Transportation Authority, California, Sales Tax
               (FGIC) (ETM) ........................................................  0.00           03/01/04         9,992,160
                                                                                                                 --------------
             TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $67,229,225) ................................         69,045,629
                                                                                                                 --------------
             SHORT-TERM INVESTMENT (0.5%)
             REPURCHASE AGREEMENT
    1,749    The Bank of New York (dated 03/31/00; proceeds $1,750,144) (a)
               (Identified Cost $1,749,260) ........................................  6.063          04/03/00         1,749,260
                                                                                                                 --------------
             TOTAL INVESTMENTS (Identified Cost $546,712,559) (b) ..............................        139.3%      526,061,960
             LIABILITIES IN EXCESS OF OTHER ASSETS .............................................        (39.3)     (148,505,142)
                                                                                                     --------    --------------
             NET ASSETS ........................................................................        100.0%   $  377,556,818
                                                                                                     ========    ==============

---------------
  ARM    Adjustable rate mortgage.
  ETM    Escrowed to maturity.
  PAC    Planned Amortization Class.
  TAC    Targeted Amortization Class.
   + Inverse floater: interest rate moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index), typically at a multiple of the changes of the relevant index rate.
  ++ Some or all of these securities are pledge in connection with reverse repurchase agreements.
  (a) Collateralized by $1,767,310 U.S. Treasury Note 5.875% due at 11/30/01 valued at $1,784,247.
  (b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $2,048,380 and the aggregate gross unrealized depreciation is $22,698,979, resulting in net unrealized depreciation of $20,650,599.

Bond Insurance:
---------------
  AMBAC  AMBAC Assurance Corporation.
  FGIC   Financial Guaranty Insurance Company.
  MBIA   Municipal Bond Investors Assurance Corporation.

                         See Notes to Financial Statements

TCW/DW TERM TRUST 2002
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2000 (unaudited)


ASSETS:
Investments in securities, at value
  (identified cost $546,712,559) ..........................   $526,061,960
Interest receivable .......................................      2,549,533
Receivable from broker ....................................        181,580
Prepaid expenses ..........................................         44,602
                                                              -------------
   TOTAL ASSETS ...........................................    528,837,675
                                                              -------------
LIABILITIES:
Reverse repurchase aggreements  ...........................    150,676,000
Payable for:
   Shares of beneficial interest repurchaed ...............        140,790
   Management fee .........................................        140,524
   Investment advisory fee ................................         93,682
   Interest ...............................................         76,590
Payable to bank ...........................................         57,760
Accrued expenses and other payables .......................         95,511
Contingencies (Note 7) ....................................              -
                                                              -------------
   TOTAL LIABILITIES ......................................    151,280,857
                                                              -------------
NET ASSETS ................................................   $377,556,818
                                                              ------------
COMPOSITION OF NET ASSETS:
Paid-in-capital ...........................................   $372,357,565
Net unrealized depreciation ...............................    (20,650,599)
Accumulated undistributed net investment income ...........     25,849,852
                                                              -------------
   NET ASSETS .............................................   $377,556,818
                                                              ============
NET ASSET VALUE PER SHARE,
  38,909,940 shares outstanding
  (unlimited shares authorized of $.01 par value) .........          $9.70
                                                                     =====


                       See Notes to Financial Statements

TCW/DW TERM TRUST 2002
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the six months ended March 31, 2000 (unaudited)


NET INVESTMENT INCOME:
INTEREST INCOME ..................................   $18,188,786
                                                     -----------
EXPENSES
Management fee ...................................       746,171
Investment advisory fee ..........................       497,448
Transfer agent fees and expenses .................        59,171
Professional fees ................................        52,631
Shareholder reports and notices ..................        36,772
Insurance expenses ...............................        18,819
Registration fees ................................        17,705
Custodian fees ...................................        14,800
Trustees' fees and expenses ......................         4,938
Other ............................................         7,120
                                                     -----------
   TOTAL OPERATING EXPENSES ......................     1,455,575
Interest expense .................................     4,485,421
                                                     -----------
   TOTAL EXPENSES ................................     5,940,996
                                                     -----------
   NET INVESTMENT INCOME .........................    12,247,790
                                                     -----------
   NET CHANGE IN UNREALIZED DEPRECIATION .........    (8,898,360)
                                                     -----------
NET INCREASE .....................................   $ 3,349,430
                                                     ===========


                        See Notes to Financial Statements

TCW/DW TERM TRUST 2002
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS




                                                                  FOR THE SIX         FOR THE YEAR
                                                                 MONTHS ENDED            ENDED
                                                                MARCH 31, 2000     SEPTEMBER 30, 1999
-----------------------------------------------------------------------------------------------------
                                                                  (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ......................................   $ 12,247,790          $  28,927,874
Net realized gain ..........................................         -                         241
Net change in unrealized appreciation/depreciation .........     (8,898,360)           (31,563,650)
                                                               ------------          -------------
   NET INCREASE (DECREASE) .................................      3,349,430             (2,635,535)
                                                               ------------          -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ......................................    (12,376,905)           (26,406,475)
Net realized gain ..........................................         -                  (1,136,287)
                                                               ------------          -------------
   TOTAL DIVIDENS AND DISTRIBUTIONS ........................    (12,376,905)           (27,542,762)
                                                               ------------          -------------
Decrease from transactions in shares of beneficial interest      (4,955,052)           (13,909,617)
                                                               ------------          -------------
   NET DECREASE ............................................    (13,982,527)           (44,087,914)
NET ASSETS:
Beginning of period ........................................    391,539,345            435,627,259
                                                               ------------          -------------
   END OF PERIOD
   (Including undistributed net investment income of
   $25,849,852 and $25,978,967, respectively) ..............   $377,556,818          $ 391,539,345
                                                               ============          =============


                        See Notes to Financial Statements

TCW/DW TERM TRUST 2002
FINANCIAL STATEMENTS, continued

STATEMENT OF CASH FLOWS
For the six months ended March 31, 2000 (unaudited)


INCREASE (DECREASE) IN CASH:
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net investment income ..................................................    $  12,247,790
Adjustments to reconcile net investment income to net cash provided by operating activities:
Decrease in receivables and other assets related to operations .........       19,419,419
Decrease in payables related to operations .............................      (15,598,097)
Net amortization of discount/premium ...................................       (2,225,409)
                                                                            -------------
   NET CASH PROVIDED BY OPERATING ACTIVITIES ...........................       13,843,703
                                                                            -------------
CASH FLOWS PROVIDED BY INVESTING ACTIVITIES:
Purchases of investments ...............................................       (1,121,072)
Principal prepayments of investments ...................................        8,996,487
Net purchases of short-term investments ................................       (1,748,090)
                                                                            -------------
   NET CASH PROVIDED BY INVESTING ACTIVITIES ...........................        6,127,325
                                                                            -------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
Net payments for shares of beneficial interest repurchased .............       (4,921,123)
Net payments for maturities of reverse repurchase agreements ...........       (2,673,000)
Dividends to shareholders from net investment income ...................      (12,376,905)
                                                                            -------------
   NET CASH USED FOR FINANCING ACTIVITIES ..............................      (19,971,028)
                                                                            -------------
NET INCREASE (DECREASE) IN CASH ........................................           -
CASH BALANCE AT BEGINNING OF PERIOD ....................................           -
                                                                            -------------
CASH BALANCE AT END OF PERIOD ..........................................           -
                                                                            =============
Cash paid during the period for interest ...............................    $   4,481,391
                                                                            =============


                        See Notes to Financial Statements

TCW/DW TERM TRUST 2002
NOTES TO FINANCIAL STATEMENTS March 31, 2000 (unaudited)

1.  ORGANIZATION AND ACCOUNTING POLICIES

TCW/DW Term Trust 2002 (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income and return $10 per share to shareholders on the termination date. The Trust seeks to achieve its objective by investing in high quality fixed-income securities. The Trust was organized as a Massachusetts business trust on August 28, 1992 and commenced operations on November 30, 1992. The Trust will distribute substantially all of its net assets on or about December 31, 2002 and will then terminate.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by TCW Investment Management Company (the "Adviser") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees;
(3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS - It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

TCW/DW TERM TRUST 2002
NOTES TO FINANCIAL STATEMENTS March 31, 2000 (unaudited) continued

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent, these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2.  MANAGEMENT/INVESTMENT ADVISORY AGREEMENTS

Pursuant to a Management Agreement, the Trust pays Morgan Stanley Dean Witter Services Company Inc. (the "Manager") a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.39% to the Trust's weekly net assets.

Pursuant to an Investment Advisory Agreement, the Trust pays the Adviser an advisory fee, accrued weekly and payable monthly, by applying the annual rate of 0.26% to the Trust's weekly net assets.


3.  SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from prepayments of portfolio securities, excluding short-term investments, for the six months ended March 31, 2000 were as follows:



                                                               PURCHASES    PREPAYMENTS
                                                             ------------- ------------
U.S. Government Agencies ...................................      -        $6,965,468
Private Issue Collateralized Mortgage Obligations .......... $1,121,072     2,031,019

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Manager, is the Trust's transfer agent. At March 31, 2000, the Trust had transfer agent fees and expenses payable of approximately $1,800.

TCW/DW TERM TRUST 2002
Notes to Financial Statements March 31, 2000 (unaudited) continued

4.  SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:


                                                                                                                CAPITAL
                                                                                                                PAID IN
                                                                                               PAR VALUE       EXCESS OF
                                                                                 SHARES        OF SHARES       PAR VALUE
                                                                            ---------------   -----------   ---------------
Balance, September 30, 1998 .............................................      40,884,140      $ 408,841     $ 390,813,393
Treasury shares purchased and retired (weighted average discount 5.79%)*       (1,430,400)       (14,304)      (13,895,313)
                                                                               ----------      ---------     -------------
Balance, September 30, 1999 .............................................      39,453,740        394,537       376,918,080
Treasury shares purchased and retired (weighted average discount 5.46%)*         (543,800)        (5,438)       (4,949,614)
                                                                               ----------      ---------     -------------
Balance, March 31, 2000 .................................................      38,909,940      $ 389,099     $ 371,968,466
                                                                               ==========      =========     =============

---------------
*    The Trustees have voted to retire the shares purchased.


5.  REVERSE REPURCHASE AND DOLLAR ROLL AGREEMENTS


Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Trust is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Trust's use of proceeds may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Trust's obligation to repurchase the securities.

Reverse repurchase agreements are collateralized by Trust securities with a market value in excess of the Trust's obligation under the contract. At
March 31, 2000, securities valued at $156,029,562, were pledged as collateral.

At March 31, 2000, the reverse repurchase agreements outstanding were $150,676,000, with a weighted interest rate of 6.11% maturing within 32 days. The maximum and average daily amounts outstanding during the period were $153,571,000 and $151,994,208, respectively. The weighted average interest rate during the period was 5.81%.


6.  DIVIDENDS

The Trust declared the following dividends from net investment income:


   DECLARATION       AMOUNT PER         RECORD           PAYABLE
       DATE             SHARE            DATE              DATE
-----------------   ------------   ---------------   ---------------
 March 28, 2000        $0.0475      April 7, 2000     April 20, 2000
 April 25, 2000        $0.0475       May 5, 2000       May 19, 2000

TCW/DW TERM TRUST 2002
NOTES TO FINANCIAL STATEMENTS March 31, 2000 (unaudited) continued

7.  LITIGATION


Four purported class action lawsuits have been filed in the Superior Court for the State of California, County of Orange, against some of the Trust's Trustees and officers, one of its underwriters, the lead representative of its underwriters, the Adviser, the Manager and other defendants - but not against the Trust - by certain shareholders of the Trust and other trusts for which the defendants act in similar capacities. These plaintiffs generally allege violations of state statutory and common law in connection with the marketing of the Trust to customers of one of the underwriters. Damages, including punitive damages, are sought in an unspecified amount. On or about October 20, 1995, the plaintiffs filed an amended complaint consolidating these four actions. The defendants thereafter filed answers and affirmative defenses to the consolidated amended complaint. The defendants' answers deny all of the material allegations of the plaintiffs' complaint. In 1996, the plaintiffs voluntarily dismissed, without prejudice, their claims against the two defendants who were independent Trustees of the Trust. In March 1997, all of the remaining defendants in the litigation filed motions for judgment on the pleadings, seeking dismissal of all of the claims asserted against them. The defendants' motions were fully briefed by all parties and were the subject of a hearing before the Court on April 18, 1997. In July 1997, the Court denied the motion for judgement on the pleadings. In August, 1997, plaintiffs filed a motion for class certification. In their motion, the plaintiffs requested certification of a "nationwide" class of Term Trust purchasers. On June 1, 1998, the Court granted in part and denied in part the plaintiff's motion for class certification. The Court ruled that plaintiff's motion was "granted as to [a California] statewide class," but was "denied as to a nationwide class." On October 13, 1998, three separate class actions alleging similar claims on behalf of the residents of the states of Florida, New Jersey and New York were filed in the state courts of those states. The defendants removed the Florida action to federal court and the plaintiff's motion to remand the action to state court was denied. Motions to dismiss were filed by the defendants in the Florida action on August 30, 1999, in the New Jersey action on July 26, 1999 and in the New York action on September 10, 1999. The New Jersey action was dismissed by the court with prejudice and no appeal was filed. The motion to dismiss the Florida action was denied January 27, 2000. The New York action was dismissed by the Supreme Court of the State of New York with costs on April 25, 2000. Certain of the defendants in these suits have asserted their right to indemnification from the Trust. The ultimate outcome of these matters is not presently determinable, and no provision has been made in the Trust's financial statements for the effect, if any, of such matters.

TCW/DW TERM TRUST 2002
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                           FOR THE SIX
                                                            MONTHS ENDED
                                                          MARCH 31, 2000*
                                                        -------------------
                                                         (unaudited)
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..................    $ 9.92
                                                           ------
Income (loss) from investment operations:
 Net investment income ................................      0.31
 Net realized and unrealized gain (loss) ..............     (0.22)
                                                           ------
Total income (loss) from investment operations ........      0.09
                                                           ------
Less dividends and distributions from:
 Net investment income ................................     (0.32)
 Net realized gain ....................................       -
                                                           ------
Total dividends and distributions .....................     (0.32)
                                                           ------
Anti-dilutive effect of acquiring treasury shares .....      0.01
                                                           ------
Net asset value, end of period ........................    $ 9.70
                                                           ======
Market value, end of period ...........................    $8.875
                                                           ======
TOTAL RETURN+ .........................................     (2.06)%(1)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses ....................................      0.76% (2)
Interest expense ......................................      2.35% (2)
Net expenses ..........................................      3.11% (2)
Net investment income .................................      6.40% (2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...............  $377,557
Portfolio turnover rate ...............................        - ++(1)

                                                                          FOR THE YEAR ENDED SEPTEMBER 30,
                                                        --------------------------------------------------------------------
                                                             1999          1998          1997          1996         1995
                                                        ------------- ------------- ------------- ------------- ------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..................    $10.66        $9.89          $9.18         $9.13          $7.86
                                                           ------       ------         ------        ------          -----
Income (loss) from investment operations:
 Net investment income ................................      0.74         0.72           0.74          0.74           0.68
 Net realized and unrealized gain (loss) ..............     (0.81)        0.67           0.62         (0.17)          1.25
                                                           ------       ------         ------        ------          -----
Total income (loss) from investment operations ........     (0.07)        1.39           1.36          0.57           1.93
                                                           ------       ------         ------        ------          -----
Less dividends and distributions from:
 Net investment income ................................     (0.66)       (0.66)         (0.68)        (0.58)         (0.68)
 Net realized gain ....................................     (0.03)         -            (0.02)        (0.01)             -
                                                           ------       ------         ------        ------          -----
Total dividends and distributions .....................     (0.69)       (0.66)         (0.70)        (0.59)         (0.68)
                                                           ------       ------         ------        ------          -----
Anti-dilutive effect of acquiring treasury shares .....      0.02         0.04           0.05          0.07           0.02
                                                           ------       ------         ------        ------          -----
Net asset value, end of period ........................    $ 9.92       $10.66         $ 9.89        $ 9.18          $9.13
                                                           ======       ======         ======        ======          =====
Market value, end of period ...........................    $9.375       $9.875         $9.125        $8.125          $7.75
                                                           ======       ======         ======        ======          =====
TOTAL RETURN+..........................................      1.90%       16.04%         21.81%        12.77%          2.52%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses ....................................      0.77%        0.78%          0.78%         0.79%          0.80%
Interest expense ......................................      1.27%        1.79%          2.19%         1.93%          2.28%
Net expenses ..........................................      2.04%        2.57%          2.97%         2.72%          3.08%
Net investment income .................................      7.08%        6.81%          7.51%         7.85%          8.15%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...............  $391,539     $435,627       $429,328      $423,095       $447,005
Portfolio turnover rate ...............................         17%         - ++          -              7%            - ++

-------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's reinvestment plan. Total return does not reflect brokerage commissions.
 ++  Less than 0.5%.
(1)  Not annualized.
(2)  Annualized.


                       See Notes to Financial Statements

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and
General Counsel

Philip A. Barach
Vice President

Jeffrey E. Gundlach
Vice President

Frederick H. Horton
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER
Morgan Stanley Dean Witter Services Company Inc.
Two World Trade Center
New York, NY 10048

ADVISER
TCW Investment Management Company
865 South Figueroa Street, Suite 1800
Los Angeles, CA 90017

The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.


TCW/DW

TERM TRUST
2002

[GRAPHIC OMITTED]

SEMIANNUAL REPORT
MARCH 31, 2002